Exhibit 10.3

EXECUTION VERSION

SECURITY AGREEMENT

Dated April 23, 2012

From

The Grantors referred to herein

as Grantors

to

BARCLAYS BANK PLC

as Administrative Agent

Syniverse Security Agreement

TABLE OF CONTENTS

Section	Page
Section 1. Grant of Security	2

Section 2. Security for Obligations	7

Section 3. Grantors Remain Liable	7

Section 4. Delivery and Control of Security Collateral	7

Section 5. Maintaining Collateral Accounts, Electronic Chattel Paper, Transferable Records and Letter-of-Credit Rights; Giving Notice of Commercial Tort Claims; Letter of Credit Rights	8

Section 6. Representations and Warranties	9

Section 7. Further Assurances	11

Section 8. As to Insurance	12

Section 9. Post-Closing Changes; Bailees; Collections on Subject Agreements and Accounts	12

Section 10. As to Intellectual Property Collateral	14

Section 11. Voting Rights; Dividends; Etc.	15

Section 12. [Reserved]	17

Section 13. Administrative Agent Appointed Attorney-in-Fact	17

Section 14. Administrative Agent May Perform	17

Section 15. The Administrative Agent’s Duties	17

Section 16. Remedies	18

Section 17. Expenses	20

Section 18. Amendments; Waivers; Additional Grantors; Etc.	20

Section 19. Notices, Etc.	20

Section 20. Continuing Security Interest; Assignments under the Credit Agreement	21

Section 21. Release; Termination	21

Section 22. Execution in Counterparts	22

Syniverse Security Agreement

Section 23. The Mortgages	22

Section 24. Governing Law; Jurisdiction; Etc.	22

Schedules:

Schedule I	—	Location, Chief Executive Office, Place Where Agreements Are Maintained, Type Of Organization, Jurisdiction Of Organization And Organizational Identification Number

Schedule II	—	Pledged Interests

Schedule III	—	Patents, Trademarks and Trade Names and Copyrights

Schedule IV	—	Commercial Tort Claims

Schedule V	—	Letters of Credit

Exhibits:

Exhibit A	—	Form of Security Agreement Supplement

Exhibit B-1	—	Form of Grant of Security Interest in Copyrights

Exhibit B-2	—	Form of Notice and Confirmation of Grant of Security Interest in Patents

Exhibit B-3	—	Form of Notice and Confirmation of Grant of Security Interest in Trademarks

Syniverse Security Agreement

SECURITY AGREEMENT

SECURITY AGREEMENT dated April 23, 2012 (this “Agreement”) made by SYNIVERSE HOLDINGS, INC., a Delaware corporation (the “Borrower”), BUCCANEER HOLDINGS, INC., a Delaware corporation (“Holdings”), and the Subsidiaries of the Borrower party hereto (the Borrower, Holdings and such Subsidiaries being, collectively, the “Grantors”), to BARCLAYS BANK PLC, as administrative agent (in such capacity, together with any successor administrative agent, the “Administrative Agent”) for the Secured Parties.

PRELIMINARY STATEMENTS.

(1) The Borrower has entered into a Credit Agreement dated of even date herewith (said Agreement, as it may hereafter be amended, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time (including any increases of the principal amount outstanding thereunder), being the “Credit Agreement”) with Holdings, the Lenders, the Swing Line Lender, the L/C Issuers and the Administrative Agent.

(2) Pursuant to the Credit Agreement, the Grantors are entering into this Agreement in order to grant to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in the Collateral (as hereinafter defined).

(3) It is a condition precedent to the making of Loans by the Lenders and the issuance of Letters of Credit by the L/C Issuers under the Credit Agreement, the entry into Secured Hedge Agreements by the Hedge Banks from time to time and the entry into Secured Cash Management Agreements by the Cash Management Banks from time to time that the Grantors shall have granted the security interest and made the pledge contemplated by this Agreement.

(4) Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Documents and the other Secured Documents (as defined herein).

(5) Terms defined in the Credit Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Credit Agreement. Further, unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9 (including Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Commodity Account, Commodity Contract, Deposit Accounts, Documents, Equipment, Farm Products, Financial Assets, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter of Credit Rights, Securities Accounts, Securities Intermediary, Security, Security Entitlements and Supporting Obligations). “UCC” means the Uniform Commercial Code as defined in the Credit Agreement.

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NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans and the L/C Issuers to issue Letters of Credit under the Credit

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Agreement, to induce the Hedge Banks to enter into Secured Hedge Agreements from time to time and to induce the Cash Management Banks to enter into Secured Cash Management Agreements from time to time, each Grantor hereby agrees with the Administrative Agent for the ratable benefit of the Secured Parties as follows:

Section 1. Grant of Security. Each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in such Grantor’s right, title and interest in and to the following, other than Excluded Property (as hereinafter defined), in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the “Collateral”):

(a) all Accounts;

(b) all cash and Cash Equivalents;

(c) all Chattel Paper;

(d) all Commercial Tort Claims set forth on Schedule IV hereto or for which notice is provided pursuant to Section 5(b) below;

(e) all Deposit Accounts;

(f) all Documents;

(g) all Equipment;

(h) Subject to Section 23 hereof, all Fixtures;

(i) all General Intangibles;

(j) all Goods;

(k) all Instruments;

(l) all Inventory;

(m) all Letter-of-Credit Rights;

(n) the following:

(i) all indebtedness from time to time owed to such Grantor; and

(ii) all Equity Interests from time to time acquired, owned or held by such Grantor in any manner, including, without limitation, the Equity Interests owned or held by each Grantor set forth opposite such Grantor’s name on and otherwise described on Schedule II (all such Equity Interests, being the “Pledged Interests”), and all proceeds (as such term is defined in Section 9-102(a)(64) of the UCC which shall include, without limitation, all dividends or other income from the Pledged Interests, collections thereon or distributions or payments with respect thereto) thereof; provided that such Grantor shall not be required to pledge, and the terms “Pledged Interests”, “Collateral” and “Security Collateral” (as defined below) used in this Agreement shall not include any Equity Interests in any Foreign Subsidiary in excess of 65% of any class of Equity Interests of such Subsidiary entitled to vote (within the meaning of Treasury Regulation Section 1.956-2(c)(2) promulgated under the Code);

(o) all Investment Property (provided that the grant of security interest pursuant to this clause (o) shall exclude Pledged Interests and Pledged Debt (as defined below) (both of which are included in the grant in clause (n) above) and any Equity Interests excluded by either such definitions) and all Financial Assets, and all proceeds (as such term is defined in Section 9-102(a)(64) of the UCC which shall include, without limitation, all dividends or other income from the Investment Property or Financial Assets, collections thereon or distributions or payments with respect thereto) thereof;

(p) all contracts and agreements between any Grantor and one or more additional parties (including, without limitation, any Swap Contracts, licensing agreements and any partnership agreements, joint venture agreements, limited liability company agreements) and the IP Agreements (as hereinafter defined), in each case as such agreements may be amended, amended and restated, supplemented or otherwise modified from time to time (collectively, the “Subject Agreements”), including, without limitation, all rights of such Grantor to receive moneys due and to become due under or pursuant to the Subject Agreements (all such Collateral in this clause (p) being the “Agreement Collateral”);

(q) with respect to any Grantor all of such Grantor’s right, title and interest in and to the following (collectively, the “Intellectual Property Collateral”):

(i) all United States patents, patent applications, utility models, statutory invention registrations and any reissues, reexaminations, substitutions, renewals, extensions, divisions, continuations, continuations-in-part and provisionals thereof and all rights to obtain any of the foregoing (“Patents”);

(ii) all United States trademarks, service marks, domain names, trade dress, logos, designs, slogans, trade names, business names, corporate names and other source identifiers, whether registered or unregistered (provided that no security interest shall be granted in United States intent-to-use trademark or service mark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark or service mark applications or the registrations issuing therefrom under applicable federal law), together, in each case, with the goodwill of the business connected therewith and symbolized thereby (“Trademarks”);

(iii) all United States copyrights, including, without limitation, copyrights in Computer Software (as hereinafter defined), internet web sites and the content thereof, whether registered or unregistered (“Copyrights”);

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(iv) all computer software, programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware and documentation and materials relating thereto and any substitutions, replacements, improvements, error corrections, updates and new versions of any of the foregoing, in the United States (“Computer Software”);

(v) all United States trade secrets, including, without limitation the following to the extent recognized as trade secrets under the laws of the state of creation in the United States, confidential and proprietary information, know-how, manufacturing and production processes and techniques, inventions, research and development information, databases and data, including, without limitation, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information (collectively, “Trade Secrets”);

(vi) all United States registrations and applications for registration for any of the foregoing, including, without limitation, those registrations and applications for registration set forth in Schedule III hereto (as such Schedule III may be supplemented from time to time by supplements to this Agreement, each such supplement being substantially in the form of the Intellectual Property Security Agreements executed by such Grantor to the Administrative Agent from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations thereof;

(vii) all United States agreements, permits, consents, orders and franchises relating to the license, development, use or disclosure of any intellectual property to which such Grantor, now or hereafter, is a party (“IP Agreements”); and

(viii) any claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages;

(r) all books and records (including, without limitation, customer lists, credit files, printouts and other computer output materials and records) of such Grantor pertaining to any of the Collateral; and

(s) all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and Supporting Obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and Supporting Obligations that constitute property of the types described in clauses (a) through (r) of this Section 1), and, to the extent not otherwise included, all payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral;

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provided that notwithstanding anything to the contrary contained in the foregoing clauses (a) through (s), the security interest created by this Agreement shall not extend to, and the terms “Collateral,” “Security Collateral,” “Agreement Collateral,” “Intellectual Property Collateral” and other terms defining the components of the Collateral in the foregoing clauses (a) through (s) shall not include, any of the following (collectively, the “Excluded Property”):

(i) any Equity Interests issued by an Unrestricted Subsidiary or a Subsidiary of a Foreign Subsidiary;

(ii) any Equity Interests in any Foreign Subsidiary in excess of 65% of any class of Equity Interests of such Subsidiary entitled to vote (within the meaning of Treasury Regulation Section 1.956-2(c)(2) promulgated under the Code);

(iii) any right, title or interest in or to any patents, utility models, statutory invention registrations, trademarks, service marks, domain names, trade dress, logos, designs, slogans, trade names, business names, corporate names and other source identifiers, copyrights, computer software, programs and databases, firmware and documentation and materials relating thereto, trade secrets or other intellectual property, and all applications or registrations thereof, and all agreements, permits, consents, orders and franchises relating to the license, development, use or disclosure of any intellectual property, in each case, governed by or arising or existing under, pursuant to or by virtue of the laws of any jurisdiction other than the United States of America or state thereof (collectively, “Foreign Intellectual Property”);

(iv) any lease, license or other agreement, contract, instrument or any property subject to a purchase money security interest or other similar arrangement permitted under the Credit Agreement to the extent that (and only for so long as) a grant of a security interest therein would violate or invalidate such lease, license, agreement, contract, instrument or purchase money security interest or similar arrangement, or create a right of termination in favor of any other party thereto other than any Grantor, in each case to the extent not rendered unenforceable pursuant to applicable provisions of the UCC or other applicable law, provided, that the Collateral includes proceeds and receivables of any property excluded under this clause (iv), the assignment of which is expressly deemed effective under the UCC notwithstanding such prohibition;

(v) any Equity Interests in Joint Ventures to the extent that the grant of a security interest therein would require the consent of any Person who owns Equity Interests in such Joint Venture (other than an Affiliate of the Borrower) which consent has not been obtained;

(vi) any leasehold interests in real property (including Fixtures related thereto) (and there shall be no requirement to deliver landlord lien waivers, estoppels or collateral access letters);

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(vii) any motor vehicles and other assets subject to a certificate of title;

(viii) any aircraft, airframes, aircraft engines or helicopters, or any equipment or other assets constituting a part thereof;

(ix) any property of any Grantor, to the extent (A) that any applicable Law or Governmental Authority prohibits the creation of a Lien thereon or such creation would require a consent of any Governmental Authority that has not been obtained or (B) the grant of such security interest would result in adverse tax consequences (including as a result of the operation of Section 956 of the Code or any similar law or regulation in any applicable jurisdiction) as reasonably determined by the Borrower in good faith, and as certified in writing to the Administrative Agent by a Responsible Officer of the Borrower;

(x) any property of any Grantor, to the extent that the Administrative Agent and the Borrower reasonably agree that the cost of obtaining a security interest therein, or perfection thereof, would be excessive in relation to the benefit obtained thereby;

(xi) Letter of Credit Rights (other than supporting obligations for Collateral) with an individual stated amount, and Commercial Tort Claims with an individual stated amount, in each case, of less than $7,500,000; provided that no control agreement shall be required in connection therewith;

(xii) any fee interest in owned real property (including Fixtures related thereto) if the fair market value of such fee interest is less than $7,500,000 individually; and

(xiii) any margin stock (within the meaning of Regulation U issued by the FRB);

provided, further, that notwithstanding anything to the contrary contained in the foregoing clauses (a) through (s), no Grantor shall be required to (x) enter into control agreements with respect to, or otherwise perfect any security interest by “control”, including over securities accounts, deposit accounts, other bank accounts, cash and cash equivalents and accounts related to the clearing, payment processing and similar operations of the Borrower and its Restricted Subsidiaries, other than Pledged Interests and Pledged Debt, (y) take any action in any jurisdiction (other than in the United States of America, any state thereof and the District of Columbia) to perfect any security interest in any Collateral, including in Equity Interests of Foreign Subsidiaries, or (z) perfect the security interest in the following other than by the filing of a UCC financing statement: (1) Fixtures, except to the extent that the same are Equipment or are related to real property covered or intended by the Loan Documents to be covered by a mortgage in favor of the Lenders, (2) Subject Agreements, (3) goods included in Collateral received by any Person from any Grantor for “sale or return” within the meaning of Section 2-326 of the Uniform Commercial Code of the applicable jurisdiction, to the extent of claims of creditors of such Person, (4) Cash Equivalents, (5) proceeds of Accounts or Inventory which do

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not themselves constitute Collateral and (6) uncertificated securities (clauses (x), (y) and (z) collectively, the “Perfection Exceptions”).

Section 2. Security for Obligations. This Agreement secures, in the case of each Grantor, the payment of all Obligations of such Grantor now or hereafter existing under the Loan Documents, any Secured Cash Management Agreement or any Secured Hedge Agreement (the Loan Documents, Secured Cash Management Agreements and Secured Hedge Agreements, collectively, the “Secured Documents”) (as such Secured Documents may be amended, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time (including any increases of the principal amount outstanding thereunder)), whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations being the “Secured Obligations”). Without limiting the generality of the foregoing, this Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations that would be owed by such Grantor to any Secured Party under the Secured Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, or reorganization or similar proceeding involving a Loan Party.

Section 3. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor’s Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Secured Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

Section 4. Delivery and Control of Security Collateral.

(a) (i) All certificates representing or evidencing the Pledged Interests and (ii) all instruments representing or evidencing indebtedness from time to time owed to any Grantor by Holdings, the Borrower or any of its Subsidiaries in an aggregate principal amount in excess of $7,500,000 (the “Pledged Debt” and, together with the Pledged Interests, the “Security Collateral”) shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Administrative Agent. During the continuation of an Event of Default, the Administrative Agent shall have the right, at any time in its discretion and without notice to any Grantor, to (i) transfer to or to register in the name of the Administrative Agent or any of its nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 11(a), (ii) exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations, and (iii) convert Financial Assets credited to any Securities Account to Security Collateral consisting of Financial Assets held directly by the Administrative Agent, and to convert Financial

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Assets held directly by the Administrative Agent to Security Collateral consisting of Financial Assets credited to any Securities Account.

(b) Promptly upon the reasonable request of the Administrative Agent, with respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes an uncertificated security of a Subsidiary, such Grantor will cause the issuer thereof either (i) to register the Administrative Agent as the registered owner of such security or (ii) to agree in an authenticated record with such Grantor and the Administrative Agent that such issuer will comply with instructions with respect to such security originated by the Administrative Agent without further consent of such Grantor, such authenticated record to be in form and substance reasonably satisfactory to the Administrative Agent. During the continuation of an Event of Default, with respect to any Security Collateral in which any Grantor has any right, title or interest and that is not an uncertificated security, promptly upon the request of the Administrative Agent, such Grantor will notify each such issuer of Pledged Interests that such Pledged Interests is subject to the security interest granted hereunder.

(c) During the continuation of an Event of Default, promptly upon the request of the Administrative Agent, such Grantor will notify each such issuer of Pledged Debt that such Pledged Debt is subject to the security interest granted hereunder.

Section 5. Maintaining Collateral Accounts, Electronic Chattel Paper, Transferable Records and Letter-of-Credit Rights; Giving Notice of Commercial Tort Claims; Letter of Credit Rights. So long as any Loan or any other Obligation of any Loan Party under any Secured Document shall remain unpaid (other than contingent indemnification obligations as to which no claim has been asserted and obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements), any Letter of Credit shall be outstanding (other than Letters of Credit which have been Cash Collateralized):

(a) During the continuation of an Event of Default, promptly upon the request of the Administrative Agent, each Grantor will maintain all (i) Electronic Chattel Paper so that the Administrative Agent has control of the Electronic Chattel Paper in the manner specified in Section 9-105 of the UCC and (ii) all transferable records so that the Administrative Agent has control of the transferable records in the manner specified in Section 16 of the Uniform Electronic Transactions Act, as in effect in the jurisdiction governing such transferable record (“UETA”);

(b) Each Grantor will give prompt notice to the Administrative Agent of any individual Commercial Tort Claim with a claimed amount in excess of $7,500,000 that may arise after the date hereof and will promptly execute or otherwise authenticate a supplement to this Agreement and otherwise take all necessary action, to subject such Commercial Tort Claim to the security interest created under this Agreement.

(c) Each Grantor, by granting a security interest in Letter of Credit Rights with a stated amount in excess of $7,500,000 to the Administrative Agent, intends to (and hereby does) assign to the Administrative Agent its rights (including its contingent rights) to the proceeds of all such Letter of Credit Rights of which it is or hereafter becomes a beneficiary or assignee.

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Each Grantor will promptly use commercially reasonable efforts to cause the issuer of each applicable letter of credit and each nominated person (if any) with respect thereto to consent to such assignment of the proceeds thereof pursuant to a consent agreement in form and substance reasonably satisfactory to the Administrative Agent and deliver written evidence of such consent to the Administrative Agent. Upon the occurrence and continuation of an Event of Default, each Grantor will, promptly upon request by the Administrative Agent, (i) notify (and such Grantor hereby authorizes the Administrative Agent to notify, upon written notice to such Grantor of its intention to do so) the issuer and each nominated person with respect to each of the letters of credit that the Letter of Credit Rights have been assigned to the Administrative Agent hereunder and any payments due or to become due in respect thereof are to be made directly to the Administrative Agent or its designee and (ii) arrange for the Administrative Agent to become the transferee beneficiary of such letter of credit.

Section 6. Representations and Warranties. Each Grantor represents and warrants as follows (it being understood that none of the foregoing applies to the Excluded Property):

(a) As of the Closing Date and, after the Closing Date, except as otherwise notified to the Administrative Agent pursuant to Section 9(a), (i) such Grantor’s exact legal name, as defined in Section 9- 503(a) of the UCC, type of organization, jurisdiction of organization, organizational identification number (if any) and taxpayer identification number, is correctly set forth in Schedule I hereto, (ii) such Grantor is located (within the meaning of Section 9-307 of the UCC) and has its chief executive office, in the state or jurisdiction set forth in Schedule I hereto and (iii) such Grantor has no trade names other than as listed on Schedule I hereto and within the 5 years preceding the Closing Date, has not changed its name, location, chief executive office, type of organization, jurisdiction of organization, organizational identification number or taxpayer identification number from those set forth on Schedule I, except as described on Schedule I.

(b) (i) All Pledged Interests consisting of certificated securities and (ii) Pledged Debt have been delivered to the Administrative Agent in accordance herewith and the Credit Agreement.

(c) [Reserved].

(d) The Pledged Interests pledged by such Grantor on the Closing Date constitute the percentage of the issued and outstanding Equity Interests of the issuers thereof indicated on Schedule II hereto.

(e) Upon the filing of appropriate financing statements and the recordation of the Intellectual Property Security Agreements with the U.S. Patent and Trademark Office and the U.S. Copyright Office, all actions necessary to perfect the security interest in the Collateral of such Grantor created under this Agreement with respect to which a Lien may be perfected by filing and recordation pursuant to the UCC or 35 U.S.C. §261, 15 U.S.C. §1060 or 17 U.S.C. §205 shall have been duly made or taken, and this Agreement shall create in favor of the Administrative Agent for the benefit of the Secured Parties a valid and, together with such filings, recordations and other actions, perfected first priority security interest in such Collateral

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of such Grantor (subject to Permitted Liens), securing the payment of the Secured Obligations to the extent provided herein.

(f) Except as could not reasonably be expected to have a Material Adverse Effect:

(i) The operation of such Grantor’s business as currently conducted and the use of the Intellectual Property Collateral in connection therewith do not conflict with, infringe, misappropriate, dilute, misuse or otherwise violate the intellectual property rights of any third party.

(ii) Such Grantor is the owner of all right, title and interest in and to the Intellectual Property Collateral, or is entitled to use all Intellectual Property Collateral in the United States subject only to the terms of the IP Agreements.

(iii) As of the Initial Borrowing Date (giving effect to the Transactions), the Intellectual Property Collateral set forth on Schedule III hereto includes all of the patents, patent applications, trademark and service mark registrations and applications, copyright registrations and registered domain names owned by such Grantor and material to such Grantor’s business.

(iv) The issued Patents, registered Trademarks and registered Copyrights and applications therefor are subsisting and have not been adjudged invalid or unenforceable in whole or part, and to such Grantor’s knowledge, are valid and enforceable. Such Grantor is not aware of any uses of any such issued Patent, registered Trademark or registered Copyright that could be expected to lead to such item becoming invalid or unenforceable.

(v) Except as permitted by the Loan Documents or set forth on the schedules to the Credit Agreement or this Security Agreement, such Grantor has made or performed all filings, recordings and other acts and has paid all required fees and taxes to maintain and protect its interest in each and every issued Patent, registered Trademark and registered Copyright and each application therefor in full force and effect in the United States, and to protect and maintain its interest therein including, without limitation, recordations of any of its interests in the issued Patents and registered Trademarks (and applications therefor) with the U.S. Patent and Trademark, and recordation of any of its interests in the registered Copyrights (and applications therefor) with the U.S. Copyright Office. To the extent commercially practical and required by applicable Laws, such Grantor has used proper statutory notice in connection with its use of each patent, trademark and copyright in the Intellectual Property Collateral.

(vi) No claim, action, suit, investigation, litigation or proceeding has been asserted or is pending or to such Grantor’s knowledge threatened against such Grantor (i) challenging the validity, enforceability, registration or use of any of the Intellectual Property Collateral or (ii) alleging that the Grantor’s rights in or use of the Intellectual Property Collateral or that any services provided by, processes used by, or products manufactured or sold by, such Grantor infringe,

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misappropriate, dilute, misuse or otherwise violate any patent, trademark, copyright or any other proprietary right of any third party. To the knowledge of such Grantor, no Person is engaging in any activity that infringes, misappropriates, dilutes, misuses or otherwise violates such Grantor’s Intellectual Property Collateral or such Grantor’s rights in or use thereof.

(vii) To such Grantor’s knowledge, (A) none of the Trade Secrets of such Grantor has been used, divulged, disclosed or appropriated to the detriment of such Grantor for the benefit of any other Person other than such Grantor; (B) no employee, independent contractor or agent of such Grantor has misappropriated any trade secrets of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of such Grantor; and (C) no employee, independent contractor or agent of such Grantor is in default or breach of any term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract relating in any way to the protection, ownership, development, use or transfer of such Grantor’s Intellectual Property Collateral.

(viii) No Grantor or Intellectual Property Collateral is subject to any outstanding consent, settlement, decree, order, injunction, judgment or ruling restricting the use of any Intellectual Property Collateral or that would impair the validity or enforceability of such Intellectual Property Collateral.

(g) Such Grantor has no Commercial Tort Claims with an individual claimed value in excess of $7,500,000 on the Closing Date other than those listed in Schedule IV and additional Commercial Tort Claims as to which such Grantor has complied with the requirements of Section 5(b) hereof.

(h) Such Grantor has no Letter of Credit Rights with an individual stated amount in excess of $7,500,000 on the Closing Date other than those listed in Schedule V and additional Letter of Credit Rights as to which such Grantor has complied with the requirements of Section 5(c) hereof.

Section 7. Further Assurances.

(a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be necessary or that the Administrative Agent may reasonably request, in order to perfect and protect any pledge or security interest granted or purported to be granted by such Grantor hereunder or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Grantor, subject in each case to the Perfection Exceptions. Without limiting the generality of the foregoing, each Grantor will, upon the Administrative Agent’s reasonable request, promptly with respect to Collateral of such Grantor: (i) if any such Collateral with a value in excess of $7,500,000 shall be evidenced by a promissory note or other instrument or Chattel Paper, deliver and pledge to the Administrative Agent hereunder such note or instrument or Chattel Paper duly indorsed and accompanied by duly executed instruments of transfer or

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assignment, all in form and substance reasonably satisfactory to the Administrative Agent (subject to the Perfection Exceptions); (ii) execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be reasonably necessary or desirable, or as the Administrative Agent may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted by such Grantor hereunder; (iii) deliver and pledge to the Administrative Agent for benefit of the Secured Parties certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank (to the extent required to be pledged pursuant to the Credit Agreement or this Agreement) and (iv) deliver to the Administrative Agent evidence that all other action (subject to the Perfection Exceptions) that the Administrative Agent may deem reasonably necessary or desirable in order to perfect and protect the security interest granted or purported to be granted by such Grantor under this Agreement has been taken.

(b) Each Grantor hereby authorizes the Administrative Agent to file one or more UCC financing or continuation statements, and amendments thereto, including, without limitation, one or more UCC financing statements indicating that such financing statements cover all assets or all personal property (or words of similar effect) of such Grantor, in each case without the signature of such Grantor, and regardless of whether any particular asset described in such financing statements falls within the scope of the UCC or the granting clause of this Agreement. Each Grantor ratifies its authorization for the Administrative Agent to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.

Section 8. As to Insurance. Each Grantor shall use commercially reasonable efforts to ensure that each insurance policy of such Grantor shall name the Administrative Agent as loss payee and additional insured thereunder, in each case in a manner reasonably satisfactory to the Administrative Agent, and shall in addition (i) provide for all losses to be paid on behalf of the Administrative Agent and such Grantor as their interests may appear, (ii) name such Grantor and the Administrative Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Administrative Agent) as their interests may appear, (iii) provide that there shall be no recourse against the Administrative Agent for payment of premiums or other amounts with respect thereto and (iv) provide that at least 10 days’ prior written notice of cancellation or of lapse shall be given to the Administrative Agent by the insurer; provided that, unless an Event of Default shall have occurred and be continuing, (1) the Administrative Agent shall turn over to such Grantor any amounts received by it as loss payee under any property insurance maintained by such Grantor, (2) the Administrative Agent agrees that such Grantor shall have the sole right to adjust or settle any claims under such insurance and (3) all Net Cash Proceeds realized or received with respect to any Casualty Event shall be paid to such Grantor.

Section 9. Post-Closing Changes; Bailees; Collections on Subject Agreements and Accounts.

(a) (i) Each Grantor shall promptly notify the Administrative Agent of any change in its name, type of organization, organizational identification number, taxpayer identification number or, only with respect to Grantors that are not organized under the law of any state in the United States, location of chief executive offices, from that set forth in Schedule I and in any

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event no later than 30 days following such change and (ii) no Grantor will change its jurisdiction of organization from that set forth in Schedule I without (1) first giving at least 10 days (or such lesser period of time as the Administrative Agent may agree) prior written notice (or subsequent written notice if the Administrative Agent agrees in its reasonable discretion) to the Administrative Agent or (2) delivery to the Administrative Agent, concurrently with such change, a UCC financing statement or financing statement amendment prepared for filing in order to maintain the perfection of the Liens against such Grantor and, in each case, shall take all action required by the Administrative Agent for the purpose of perfecting or protecting the security interest granted by this Agreement.

(b) During the continuation of an Event of Default, if Collateral of any Grantor with an aggregate value in excess of $7,500,000 is at any time in the possession or control of a warehouseman, bailee or agent, upon the request of the Administrative Agent such Grantor will (i) notify such warehouseman, bailee or agent of the security interest created hereunder, (ii) instruct such warehouseman, bailee or agent to hold all such Collateral solely for the Administrative Agent’s account subject only to the Administrative Agent’s instructions, (iii) use commercially reasonable efforts to cause such warehouseman, bailee or agent to authenticate a record (in form and substance reasonably satisfactory to the Administrative Agent) acknowledging that it holds possession of such Collateral for the Administrative Agent’s benefit and shall act solely on the instructions of the Administrative Agent without the further consent of the Grantor or any other Person, and (iv) if obtained, make such authenticated record available to the Administrative Agent.

(c) Except as otherwise provided in this Section 9(c), each Grantor will continue to collect, at its own expense, all amounts due or to become due to such Grantor under its Accounts. In connection with such collections, such Grantor may take (and, at the Administrative Agent’s direction during the continuation of an Event of Default, shall take) such commercially reasonable action as such Grantor (or during the continuation of an Event of Default the Administrative Agent) may deem necessary or advisable to enforce collection thereof; provided, however, that the Administrative Agent shall have the right at any time upon the occurrence and during the continuance of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the Obligors under any Accounts, of the assignment of such Accounts to the Administrative Agent and to direct such Obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Administrative Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Accounts, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done, and to otherwise exercise all rights with respect to such Accounts, including, without limitation, those set forth set forth in Section 9-607 of the UCC. After receipt by any Grantor of the notice from the Administrative Agent referred to in the proviso to the preceding sentence and during the continuation of an Event of Default, (i) all amounts and proceeds (including, without limitation, instruments) received by such Grantor in respect of the Accounts of such Grantor shall be received in trust for the benefit of the Administrative Agent hereunder, shall be segregated from other funds of such Grantor and shall be either (A) released to such Grantor to the extent permitted under the terms of the Credit Agreement so long as no Event of Default shall have occurred and be continuing or (B) if any Event of Default shall have occurred and be continuing, applied as provided in Section 8.04 of the Credit Agreement and (ii) except with the consent of the Administrative Agent, such consent

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not to be unreasonably withheld, such Grantor will not adjust, settle or compromise the amount or payment of any Account, release wholly or partly any Obligor thereof, or allow any credit or discount thereon. No Grantor will permit or consent to the subordination of its right to payment under any of the Accounts to any other indebtedness or obligations of the Obligor thereof except with the consent of the Administrative Agent, such consent not to be unreasonably withheld.

Section 10. As to Intellectual Property Collateral.

(a) With respect to each item of its Intellectual Property Collateral, each Grantor agrees to take, at its expense, all commercially reasonable steps in the United States, including, without limitation, in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other domestic governmental authority, to (i) maintain the validity and enforceability of such Intellectual Property Collateral and maintain such Intellectual Property Collateral in full force and effect, and (ii) pursue the registration and maintenance of each patent, trademark, or copyright registration or application, now or hereafter included in such Intellectual Property Collateral of such Grantor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other domestic governmental authorities, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings, except, in each case, (A) permitted by the Loan Documents or (B) to the extent failure to act could not reasonably be expected to cause a Material Adverse Effect.

(b) Such Grantor shall use proper statutory notice to the extent required by applicable Laws and commercially practical in connection with its use of its Patents, Trademarks and Copyrights that are material to the business of the Borrower and its Restricted Subsidiaries. Except as could not be reasonably expected to have a Material Adverse Effect, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property Collateral may lapse or become invalid or unenforceable or placed in the public domain.

(c) Except where failure to do so could not reasonably be expected to cause a Material Adverse Effect, but subject to pre-existing rights and licenses, each Grantor shall take all commercially reasonable steps in the United States which it or the Administrative Agent (during the continuation of an Event of Default) deems reasonable and appropriate under the circumstances to preserve and protect each item of its Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all steps necessary to ensure that all licensed users of any of the Trademarks use such consistent standards of quality, except as permitted by the Loan Documents.

(d) With respect to its United States Patents, Trademarks and Copyrights that are issued, registered or the subject of an application, each Grantor agrees to execute or otherwise authenticate an agreement, in substantially the form set forth in Exhibit B-1, B-2 or B-3 hereto, as applicable, or otherwise in form and substance satisfactory to the Administrative Agent (the

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“Intellectual Property Security Agreements”), for recording the security interest granted hereunder to the Administrative Agent in such Patents, Trademarks and Copyrights with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other domestic governmental authorities necessary to perfect the security interest hereunder in such Intellectual Property Collateral.

(e) Each Grantor agrees that should it obtain an ownership interest in any United States patent or patent application, registered trademark or service mark or trademark or service mark application (other than “intent to use” trademark or service mark applications) or registered copyright or copyright application that is not, as of the Initial Borrowing Date, a part of the Intellectual Property Collateral (“After-Acquired Intellectual Property”) (i) the provisions of this Agreement shall automatically apply thereto, and (ii) any such After-Acquired Intellectual Property and, in the case of trademarks and service marks, the goodwill of the business connected therewith and symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto. Each Grantor shall, concurrently with the delivery of financial statements under Section 6.01(a) and (b) of the Credit Agreement, execute and deliver to the Administrative Agent, or otherwise authenticate, an agreement substantially in the form of the relevant Intellectual Property Security Agreement, covering such After-Acquired Intellectual Property, which shall be recorded with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other domestic governmental authorities necessary to perfect the security interest hereunder in such After-Acquired Intellectual Property.

Section 11. Voting Rights; Dividends; Etc.

(a) So long as no Event of Default shall have occurred and be continuing:

(i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose; provided, however, that such Grantor will not exercise or refrain from exercising any such right in a manner prohibited by the Credit Agreement.

(ii) Each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents; provided, however, that with respect to any and all

(A) dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

(B) dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total

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liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

(C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral,

(x) in the case of the foregoing clause (A), to the extent that any such property is distributed in respect of any Security Collateral, such property shall be deemed to constitute acquired property and shall be forthwith delivered to the Administrative Agent as Security Collateral in the same form as so received (with any necessary indorsement) to the extent required by, and in accordance with, the provisions of Section 6.12 of the Credit Agreement and (y) in the case of the foregoing clauses (B) and (C), to the extent that any such cash is distributed in respect of any Security Collateral, such cash shall be subject to the provisions of the Credit Agreement applicable to the proceeds of an Asset Sale or other disposition of property.

(iii) The Administrative Agent will execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

(b) Upon the occurrence and during the continuance of an Event of Default:

(i) Upon notice to the applicable Grantor, all rights of such Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 11(a)(i) shall, upon notice to such Grantor by the Administrative Agent, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 11(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.

(ii) All dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 11(b) shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Administrative Agent as Security Collateral in the same form as so received (with any necessary indorsement).

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Section 12. Administrative Agent as Bailee for the Grantors. In the event that at any time, any Equity Interests owned by any Grantor and held by the Administrative Agent

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constitute Excluded Property (including any such Equity Interests constituting Pledged Interests at the time of delivery to the Administrative Agent that later become Excluded Property), and for so long as they constitute Excluded Property, any such Equity Interests in the possession of the Administrative Agent, shall be held by the Administrative Agent solely as gratuitous bailee for the applicable Grantor and such Pledged Interests will not be subject to Section 1 or any Lien or security interest created pursuant thereto. The Administrative Agent, at the request of the applicable Grantor, shall promptly return to such Grantor any Equity Interests held by the Administrative Agent constituting Excluded Property.

Section 13. Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Administrative Agent such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time, upon the occurrence and during the continuance of an Event of Default, in the Administrative Agent’s discretion, to take any action and to execute any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a) to obtain and adjust insurance required to be paid to the Administrative Agent,

(b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

(c) to receive, indorse and collect any drafts or other instruments, documents and Chattel Paper, in connection with clause (a) or (b) above, and

(d) to file any claims or take any action or institute any proceedings that the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Subject Agreement or the rights of the Administrative Agent with respect to any of the Collateral.

Section 14. Administrative Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Administrative Agent may, after providing notice to such Grantor of its intent to do so, but without any obligation to do so, itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by such Grantor under Section 17.

Section 15. The Administrative Agent’s Duties. The powers conferred on the Administrative Agent hereunder are solely to protect the Secured Parties’ interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if

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such Collateral is accorded treatment substantially equal to that which it accords its own property.

Section 16. Remedies. If any Event of Default shall have occurred and be continuing:

(a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place and time to be designated by the Administrative Agent that is reasonably convenient to both parties; (ii) without notice except as specified below, but subject to pre-existing rights and licenses, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable; (iii) occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and (iv) to the maximum extent permitted by applicable law, exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, (A) any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Subject Agreements, the Accounts and the other Collateral and (B) exercise all other rights and remedies with respect to the Subject Agreements, the Accounts and the other Collateral, including, without limitation, those set forth in Section 9-607 of the UCC. Each Grantor agrees that, to the extent notice of sale shall be required by law, to the maximum extent permitted by applicable law, at least ten (10) days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. To the maximum extent permitted by applicable law, the Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) All payments received by any Grantor under or in connection with any Subject Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary indorsement).

(c) The Administrative Agent may, without notice to any Grantor except as required by law, at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against any funds held with respect to any Deposit Account that is not an Exempt Deposit Account. For purposes of this Agreement, the term “Exempt Deposit

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Account” shall mean any Deposit Account owned by or in the name of a Loan Party with respect to which such Loan Party is acting as a fiduciary for another Person who is not a Loan Party.

(d) Any cash held by or on behalf of the Administrative Agent and all cash proceeds received by or on behalf of the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 17) in whole or in part by the Administrative Agent against, all or any part of the Secured Obligations, in the manner set forth in Section 8.04 of the Credit Agreement.

(e) In the event of any sale or other disposition of any of the Trademarks of any Grantor, the goodwill symbolized by any Trademarks subject to such sale or other disposition shall be included therein as may be required by applicable Laws so that the transfer of such Trademarks could not reasonably be expected to be determined by a Governmental Authority to be an “assignment in gross.” To enable the Administrative Agent to exercise its rights and remedies under this Section 16, upon the occurrence and during the continuation of an Event of Default, each Grantor hereby grants to the Administrative Agent, a non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor) during the period when the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such Trademarks, to use or sublicense any of the Intellectual Property Collateral of such Grantor, and in connection with such license, such Grantor shall, subject to pre-existing rights and licenses (including confidentiality requirements), provide the Administrative Agent or its designee with access to such Grantor’s know how and expertise, and tangible embodiments of any such licensed Intellectual Property Collateral.

(f) If the Administrative Agent shall determine to exercise its right to sell all or any of the Security Collateral of any Grantor pursuant to this Section 16, each Grantor agrees that, upon request of the Administrative Agent, such Grantor will, subject to pre-existing rights and licenses, at its own expense, use its reasonable best efforts to do or cause to be done all such other acts and things as may be necessary to make such sale of such Security Collateral or any part thereof valid and binding and in compliance with applicable Laws.

(g) Subject to compliance with applicable law, including the Securities Act of 1933 and the Securities Exchange Act and all rules and regulations thereunder, the Administrative Agent is authorized, in connection with any sale of the Security Collateral pursuant to this Section 16, to deliver or otherwise disclose to any prospective purchaser of the Security Collateral: (i) any registration statement or prospectus, and all supplements and amendments thereto; (ii) any information and projections; and (iii) any other information in its possession relating to such Security Collateral.

(h) Each Grantor acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Secured Parties by reason of the failure by such Grantor to perform any of the covenants contained in Section 16(f) above and, consequently, agrees that Section 16(f) shall be specifically enforceable against such Grantor.

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Section 17. Expenses. Each Grantor will upon demand pay to the Administrative Agent the amount of any and all reasonable and documented out-of-pocket expenses, including, without limitation, the reasonable and documented out-of-pocket fees and expenses of its counsel that the Administrative Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor, (iii) the exercise or enforcement of any of the rights of the Administrative Agent or the other Secured Parties hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions hereof, in each case, in the manner and solely to the extent set forth in Section 10.04 of the Credit Agreement.

Section 18. Amendments; Waivers; Additional Grantors; Etc.

(a) Subject to Section 10.01 of the Credit Agreement, no amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and the Grantors, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Administrative Agent or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

(b) Upon the execution and delivery, or authentication, by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a “Security Agreement Supplement”), (i) such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder, and each reference in this Agreement and the other Loan Documents to “Grantor” shall also mean and be a reference to such Additional Grantor, and each reference in this Agreement and the other Loan Documents to “Collateral” shall also mean and be a reference to the Collateral of such Additional Grantor, and (ii) the supplemental schedules I through IV attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I through IV, respectively, hereto, and the Administrative Agent may attach such supplemental schedules to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Security Agreement Supplement.

Section 19. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier, and all notices and other communications expressly permitted hereunder to be given by telephone or electronic mail shall be made to the applicable telephone number or electronic mail address, as the case may be, if to any Grantor, addressed to it in care of the Borrower at the Borrower’s address specified in Section 10.02 of the Credit Agreement, if to the Administrative Agent, at its address specified in Section 10.02 of the Credit Agreement or, in each case, to such other address, telecopier number, electronic mail address or telephone number as shall be designated by such party in a notice to other parties, as provided in Section 10.02(d) of the Credit Agreement. All such notices and other communications shall be deemed to be given, made or effective at such time as shall be set forth in Section 10.02 of the Credit Agreement.

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Section 20. Continuing Security Interest; Assignments under the Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall to the extent provided herein (a) remain in full force and effect until the termination of the Aggregate Commitments and the payment in full in cash of the Secured Obligations (other than (A) contingent indemnification obligations as to which no claim has been asserted and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements) and the termination or expiration of all Letters of Credit (other than Letters of Credit which have been Cash Collateralized), (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Secured Parties and their respective successors and permitted transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it and the Note or Notes, if any, held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case subject to Section 10.07 of the Credit Agreement.

Section 21. Release; Termination.

(a) Upon any sale, lease, transfer or other disposition of any item of Collateral of any Grantor permitted by, and in accordance with, the terms of the Loan Documents (other than to another Loan Party or to a Person becoming or required to become a Loan Party at the time of such sale, lease, transfer or other disposition (or within the 30- or 60-day time periods provided for in Section 6.12 of the Credit Agreement)), the assignment, pledge and security interest granted hereby with respect to such collateral shall automatically terminate and all rights to such Collateral shall revert to such Grantor and the Administrative Agent will, at such Grantor’s expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment, pledge and security interest granted hereby; provided, however, that, if requested by the Administrative Agent, such Grantor shall have delivered to the Administrative Agent a written request for release, a certificate of such Grantor to the effect that the transaction is in compliance with the Loan Documents and such other supporting information as the Administrative Agent may reasonably request.

(b) Upon the termination of the Aggregate Commitments and the payment in full in cash of the Secured Obligations (other than (A) contingent indemnification obligations as to which no claim has been asserted and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements) and the termination or expiration of all Letters of Credit (other than Letters of Credit which have been Cash Collateralized), the assignment, pledge and security interest granted hereby shall automatically terminate and all rights to the Collateral shall revert to the applicable Grantor. Upon any such termination, the Administrative Agent will, at the applicable Grantor’s expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

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Section 22. Execution in Counterparts. This Agreement may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same

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instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. The Administrative Agent may also require that any such documents and signatures delivered by telecopier or other electronic transmission be confirmed by a manually-signed original thereof; provided, that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic transmission.

Section 23. The Mortgages. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any Mortgage and the terms of such Mortgage are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall be controlling in the case of fixtures and real estate leases, letting and licenses of, and contracts and agreements relating to the lease of, real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

Section 24. Governing Law; Jurisdiction; Etc. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

(b) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT TO THE EXCLUSIVE GENERAL JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK FOR THE COUNTY OF NEW YORK (THE “NEW YORK SUPREME COURT”), AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (THE “FEDERAL DISTRICT COURT,” AND TOGETHER WITH THE NEW YORK SUPREME COURT, THE “NEW YORK COURTS”) AND APPELLATE COURTS FROM EITHER OF THEM; PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE (I) THE ADMINISTRATIVE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS (IN WHICH CASE ANY PARTY SHALL BE ENTITLED TO ASSERT ANY CLAIM OR DEFENSE, INCLUDING ANY CLAIM OR DEFENSE THAT THIS SECTION 24 WOULD OTHERWISE REQUIRE TO BE ASSERTED IN A LEGAL ACTION OR PROCEEDING IN A NEW YORK COURT), OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE ADMINISTRATIVE AGENT, (II) ANY PARTY FROM BRINGING ANY LEGAL ACTION OR PROCEEDING IN ANY JURISDICTION FOR THE RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT AND (III) IF ALL SUCH NEW YORK COURTS DECLINE JURISDICTION OVER ANY PERSON, OR DECLINE (OR IN THE CASE OF THE FEDERAL DISTRICT COURT, LACK) JURISDICTION OVER ANY SUBJECT MATTER OF SUCH ACTION OR PROCEEDING, A LEGAL ACTION OR PROCEEDING MAY BE BROUGHT WITH RESPECT THERETO IN ANOTHER COURT HAVING JURISDICTION.

(c) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY

24	Syniverse Security Agreement

APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 19. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e) EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 24(e) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

SYNIVERSE HOLDINGS, INC.

By:	/s/ Laura E. Binion

Name: Laura E. Binion
Title: Senior Vice President, General
Counsel and Secretary

BUCCANEER HOLDINGS, INC.

By:	/s/ Laura E. Binion

Name: Laura E. Binion
Title: Senior Vice President, General
Counsel and Secretary

SYNIVERSE TECHNOLOGIES, LLC

By:	/s/ Laura E. Binion

Name: Laura E. Binion
Title: Senior Vice President, General
Counsel and Secretary

SYNIVERSE ICX CORPORATION

By:	/s/ Laura E. Binion

Name: Laura E. Binion
Title: Senior Vice President, General
Counsel and Secretary

THE RAPID ROAMING COMPANY

By:	/s/ Laura E. Binion

Name: Laura E. Binion
Title: Senior Vice President, General
Counsel and Secretary

[Signature Page to Security Agreement]

BARCLAYS BANK PLC, as Administrative Agent

By:	/s/ Ritam Bhalla

Name: Ritam Bhalla
Title: Director

[Signature Page to Security Agreement]

Schedule I to the

Security Agreement

LOCATION, CHIEF EXECUTIVE OFFICE, TYPE OF ORGANIZATION,

JURISDICTION OF ORGANIZATION, ORGANIZATIONAL IDENTIFICATION

NUMBER AND TAX IDENTIFICATION NUMBER

Grantor’s Legal Name	Organization Type	Jurisdiction of Organization	Organizational Identification Number	Taxpayer Identification Number	Trade Names
Buccaneer Holdings, Inc.	Corporation	DE	4888717
Syniverse Holdings, Inc.	Corporation	DE	3454221
Syniverse Technologies, LLC	Limited Liability Company	DE	2187578
Syniverse ICX Corporation	Corporation	DE	4644584
The Rapid Roaming Company	Corporation	FL	P05000046149

Chief Executive Office Location of Buccaneer Holdings, Inc.

520 Madison Avenue

New York, NY 1002

Chief Executive Office Location of the Other Grantors

8125 Highwoods Palm Way

Tampa, FL 33647

Changes in Name, Location, Chief Executive Office, Organization Type, Jurisdiction of Organization, Organizational Identification Number or Taxpayer Identification Number Within the Last Five Years

Grantor	Former Name
Syniverse ICX Corporation	Verisign ICX Corporation

Grantor	Former Chief Executive Office
The Rapid Roaming Company	3700 Airport Road, Suite 303 Boca Raton, FL 33451

Grantor	Former Organizational Type
Syniverse Technologies LLC, a limited liability company	Syniverse Technologies, Inc., a corporation

Schedule II to the

Security Agreement

PLEDGED EQUITY

Grantor	Issuer	Class of Equity Interest	Certificate No(s)	Number of Shares	Percentage Pledged
Buccaneer Holdings, Inc.	Syniverse Holdings, Inc.	Common	To Be Determined	To Be Determined	100
Syniverse Holdings, Inc.	Syniverse Technologies, LLC	Common	1	100	100
Syniverse Technologies, LLC	Syniverse ICX Corporation	Common	1	1,000	100
Syniverse Technologies, LLC	The Rapid Roaming Company	Common	R-1	1,000	100
Syniverse Technologies, LLC	Syniverse Technologies K.K.	Common	Uncertificated	1,000	65
Syniverse Technologies, LLC	Syniverse Technologies B.V.	Ordinary	Uncertificated	18,000	65
Syniverse Technologies, LLC	Syniverse Technologies Holdings, LLC	Membership Interest	Uncertificated	N/A	65
Syniverse Technologies, LLC	Perfect Profit International Limited	Common	3 4	650,000 350,000	65[1]
Syniverse Technologies, LLC	Syniverse Brience LLC	Membership Interest	Uncertificated	N/A	100
Syniverse Technologies, LLC	Highwoods Corporation	Common	C-1	100	65

[1]	We will pledge 100% of certificate number 3; we will not pledge certificate number 4.

Schedule III to the

Security Agreement

INTELLECTUAL PROPERTY MATTERS

Trademarks

Owner	Country	Mark	Application No. Filing Date	Registration No. Registration Date
Syniverse Technologies, LLC	United States	R.O.A.R.	78/707357 06-SEP-2005	3323928 30-OCT-2007
Syniverse Technologies, LLC	United States	SYNIVERSE	76/568201 05-JAN-2004	3109723 27-JUN-2006
Syniverse Technologies, LLC	United States		78/367203 12-FEB-2004	3174828 21-NOV-2006
Syniverse Technologies, LLC	United States		78/367563 13-FEB-2004	3469266 15-JUL-2008
Syniverse Technologies, LLC	United States	WHATEVER IT TAKES	78/384123 15-MAR-2004	3228440 10-APR-2007
Syniverse Technologies, LLC	United States	VISWISE	78/430754 07-JUN-2004	3099103 30-MAY-2006
Syniverse Technologies, LLC	United States	SIMPLIFYING COMPLEXITY, DELIVERING POSSIBILITIES	77/378210 23-JAN-2008	3712679 17-NOV-2009
Syniverse Technologies, LLC	United States	S.T.A.R.S. – STREAMLINER TERMINAL ACCESS REPORTING	75/171103 24-SEP-1996	2207496 01-DEC-1998
Syniverse Technologies, LLC	United States	ACCESSIBILITY	75/146434 07-AUG-1996	2234718 23-MAR-1999
Syniverse Technologies, LLC	United States	ACCESSIBILITY	74/255039 13-MAR-1992	1819278 01-FEB-1994
Syniverse Technologies, LLC	United States	UNIROAM	76/369334 08-FEB-2002	2760010 02-SEP-2003
Syniverse Technologies, LLC	United States	FRAUDX	75/592292 19-NOV-1998	2443182 10-APR-2001
Syniverse Technologies, LLC	United States	STREAMLINER	74/262377 03-APR-1992	1778058 22-JUN-1993
Syniverse Technologies, LLC	United States	INPORT	75/592672 19-NOV-1998	2411241 05-DEC-2000
Syniverse Technologies, LLC	United States	ACCESS	75/021730 16-NOV-1995	2075073 01-JUL-1997
Syniverse Technologies, LLC	United States	ACCESS S&E	75/239942 11-FEB-1997	2276364 07-SEP-1999
Syniverse Technologies, LLC	United States	FMR PLUS	75/122940 20-JUN-1996	2201808 03-NOV-1998
Syniverse Technologies, LLC	United States	VISIBILITY	75/096994 23-APR-1996	2174202 21-JUL-1998
Syniverse Technologies, LLC	United States	SOLUTIONS	75/021734 16-NOV-1995	2240928 20-APR-1999
Syniverse Technologies, LLC	United States	FRAUDMANAGER	75/021733 16-NOV-1995	2136162 10-FEB-1998

Owner	Country	Mark	Application No. Filing Date	Registration No. Registration Date
Syniverse Technologies, LLC	United States	FRAUDMANAGER	74/491672 16-FEB-1994	1869417 27-DEC-1994
Syniverse Technologies, LLC	United States	FOLLOW ME ROAMING PLUS	74/385847 03-MAY-1993	1878897 14-FEB-1995
Syniverse Technologies, LLC	United States	TRANSACTION MANAGER	74/375843 05-APR-1993	1863896 22-NOV-1994
Syniverse Technologies, LLC	United States	INLINK	74/370149 22-MAR-1993	1845911 19-JUL-1994
Syniverse Technologies, LLC	United States	SYNIVERSE NEXT	77/687811 10-MAR-2009	3792045 25-MAY-2010
Syniverse Technologies, LLC	United States		77/687547 10-MAR-2009	3780123 27-APR-2010
Syniverse Technologies, LLC	United States	WE MAKE MOBILE WORK	85/030941 05-MAY-2010	3893648 21-DEC-2010
Syniverse Technologies, LLC	United States	LATALINK	85201989 20-DEC-2010	4015310 23-AUG-2011
Syniverse Technologies, LLC	United States	LTE Let’s Talk Evolution	85271938 21-MAR-2011
Syniverse Technologies, LLC	United States	Let’s Talk Evolution	85271953 21-MAR-2011
Syniverse Technologies, LLC	United States	Syniverse PRIME	85275693 24-MAR-2011	4042025 18-OCT-2011
Syniverse Technologies, LLC	United States	Syniverse MORE	85275811 24-MAR-2011	4042028 18-OCT-2011
Syniverse Technologies, LLC	United States	Syniverse PRIME and Mark	85275732 24-MAR-2011	4042027 18-OCT-2011
Syniverse Technologies, LLC	United States	Syniverse MORE and Mark	85275879 24-MAR-2011	4042031 18-OCT-2011
Syniverse Technologies, LLC	United States	SYNERGY	85369279 12-JUL-2011

Patents

Owner	Country	Title	Application No. Filing Date	Patent No. Issue Date
U.S. ISSUED
Syniverse ICX Corporation	United States	SYSTEM AND METHOD FOR DYNAMIC UPLOADING AND EXECUTION OF APPLICATIONS AND DRIVERS BETWEEN DEVICES	09/660531 9/13/2000	7610331 10/27/2009
Syniverse ICX Corporation	United States	PHOTO-SERVING COMMUNICATION PROTOCOLS AND METHODOLOGY FOR PROVIDING DISPARATE HOST DEVICES WITH FTP-LIKE ACCESS TO DIGITAL IMAGES RESIDING ON A DIGITAL CAMERA DEVICE	09/703412 10/31/2000	7610349 10/27/2009
Syniverse ICX Corporation	United States	MEDIA SPOOLER SYSTEM AND METHODOLOGY PROVIDING EFFICIENT TRANSMISSION OF MEDIA CONTENT FROM WIRELESS DEVICES	09/759108 1/11/2001	7103357 9/5/2006

Owner	Country	Title	Application No. Filing Date	Patent No. Issue Date
Syniverse ICX Corporation	United States	MEDIA ASSET MANAGEMENT SYSTEM	09/814159 3/20/2001	7305354 12/4/2007
Syniverse ICX Corporation	United States	SYSTEM AND METHODOLOGY FOR AUTOMATED PROVISIONING OF NEW USER ACCOUNTS	09/839972 4/20/2001	7433710 10/7/2008
Syniverse ICX Corporation	United States	VERSATILE ADAPTOR DEVICE AND MANUFACTURING PROCESS FOR CONNECTING A CLIENT DEVICE TO VARIOUS HOST DEVICES	10/013977 12/7/2001	7463904 12/9/2008
Syniverse ICX Corporation	United States	DEVICE FACILITATING EFFICIENT TRANSFER OF DIGITAL CONTENT FROM MEDIA CAPTURE DEVICE	10/068254 2/4/2002	7724281 5/25/2010
Syniverse ICX Corporation	United States	INTEGRATED SHOPPING CART FOR SALE OF THIRD PARTY PRODUCTS AND SERVICES VIA THE INTERNET	09/920592 7/31/2001	7610218 10/27/2009
Syniverse ICX Corporation	United States	IMAGING SYSTEM PROVIDING AUTOMATED FULFILLMENT OF IMAGE PHOTOFINISHING BASED ON LOCATION	10/190234 7/2/2002	7535492 5/19/2009
Syniverse ICX Corporation	United States	IMAGING SYSTEM PROVIDING DYNAMIC VIEWPORT LAYERING	10/273670 10/18/2002	7051040 5/23/2006
Syniverse ICX Corporation	United States	IMAGING SYSTEM PROVIDING DYNAMIC VIEWPORT LAYERING	11/439928 5/23/2006	7792876 9/7/2010
Syniverse ICX Corporation	United States	SYSTEM AND METHODOLOGY FOR PROVIDING A MOBILE DEVICE WITH A NETWORK-BASED INTELLIGENT RESOURCE FORK	10/308595 12/2/2002	7092946 8/15/2006
Syniverse ICX Corporation	United States	SYSTEM PROVIDING	10/707435 12/12/2003	7720924 5/18/2010

Owner	Country	Title	Application No. Filing Date	Patent No. Issue Date
METHODOLOGY FOR THE RESTORATION OF ORIGINAL MEDIA QUALITY IN MESSAGING ENVIRONMENTS
Syniverse ICX Corporation	United States	METHOD AND APPARATUS FOR DISTRIBUTING COLOR CORRECTED IMAGES ACROSS A NETWORK USING DISTRIBUTED CACHING	09/827018 4/5/2001	6895113 5/17/2005
Syniverse ICX Corporation	United States	FEEDBACK INTEGRATION OF DYNAMIC OPERATIONS	10/808767 3/24/2004	7516454 4/7/2009
Syniverse ICX Corporation	United States	METHOD AND APPARATUS TO PERMIT INTERJECTED MESSAGING IN A MULTIMEDIA MESSAGING SYSTEM	10/808886 3/24/2004	7254218 8/7/2007
Syniverse ICX Corporation	United States	METHOD AND APPARATUS TO IMPLEMENT THEMES FOR A HANDHELD DEVICE	11/050356 2/2/2005	7571189 8/4/2009
Syniverse ICX Corporation	United States	METHOD AND APPARATUS FOR RESPONSE ENABLED MESSAGING	11/876717 10/22/2007	7783713 8/24/2010
Syniverse ICX Corporation	United States	SYSTEM AND METHOD FOR MANAGING DISTRIBUTION OF MULTI-FORMATTED CONTENT	11/710480 2/26/2007	7610551 10/27/2009
Syniverse Technologies, LLC	United States	EVENT-DRIVEN AND LOGIC-BASED DATA TRANSFORMATION	09/965053 9/26/2001	6968329 11/22/2005
Syniverse Technologies, LLC	United States	INTERNATIONAL SIGNALING GATEWAY	09/512803 2/25/2000	6363431 3/26/2002
Syniverse Technologies, LLC	United States	CELLULAR-TO-VOIP CALL ESTABLISHMENT SYSTEMS, METHODS, DEVICES, AND COMPUTER SOFTWARE	11/513529 8/31/2006	7676229 3/9/2010

Owner	Country	Title	Application No. Filing Date	Patent No. Issue Date
Syniverse ICX Corporation	United States	METHOD AND APPARATUS FOR ASSIGNING A VIRTUAL ADDRESS TO AND TEXT- MESSAGING TO MULTIPLE TEXT-CAPABLE DESTINATION ENTITIES	09/695235 10/25/2000	7403970 7/22/2008
Syniverse ICX Corporation	United States	UNIVERSAL ADDRESS RECOGNITION FOR TEXT-CAPABLE COMMUNICATION DEVICES	11/371029 3/9/2006	7774503 8/10/2010
Syniverse ICX Corporation	United States	DETERMINING AN INTERNATIONAL DESTINATION ADDRESS	10/972712 10/26/2004	7774502 8/10/2010
Syniverse Technologies, LLC	United States	SYSTEM AND METHOD FOR SECURE NETWORK ROAMING	10/224226 8/5/2002	7389412 6/17/2008
Syniverse Technologies, LLC	United States	FLEXIBLE M:N REDUNDANCY MECHANISM FOR PACKET INSPECTION ENGINE	10/873965 6/22/2004	7586838 9/8/2009
Syniverse Technologies, LLC	United States	HTTP EXTENSION HEADER FOR METERING INFORMATION	11/010812 12/13/2004	7266116 9/4/2007
Syniverse ICX Corporation	United States	MEDIA SPOOLER SYSTEM AND METHODOLOGY PROVIDING EFFICIENT TRANSMISSION OF MEDIA CONTENT FROM WIRELESS DEVICES	11/516809 9/5/2006	7881715 2/1/2011
Syniverse ICX Corporation	United States	SYSTEM AND METHOD FOR DYNAMIC UPLOADING AND EXECUTION OF APPLICATIONS AND DRIVERS BETWEEN DEVICES	09/847811 5/1/2001	8099502 1/17/2012
Syniverse ICX Corporation	United States	METHOD AND APPARATUS FOR INTEGRATING MULTI-MEDIA MESSAGING AND IMAGE SERVING ABILITIES	10/893469 7/16/2004	8046009 10/25/2011
Syniverse ICX Corporation	United States	METHOD AND SYSTEM TO DELIVER MULTIMEDIA ALERTS TO A MOBILE PHONE	11/284578 11/21/2005	8023971 9/20/2011
Syniverse ICX Corporation	United States	SYSTEM AND METHOD FOR CROSS- CARRIER MOBILE DEVICE CAPABILITY DISCOVERY	11/710474 2/26/2007	7974988 7/5/2011
Syniverse ICX Corporation	United States	OBTAINING A VALID INTERNATIONAL DESTINATION ADDRESS	10/972650 10/26/2004	8001272 8/16/2011

Owner	Country	Title	Application No. Filing Date	Patent No. Issue Date
Syniverse ICX Corporation	United States	A METHOD AND APPARATUS FOR AN END- TO-END SEND-TO FRAMEWORK	10/893470 7/16/2004	7827233 11/2/2010
Syniverse ICX Corporation	United States	METHOD AND APPARATUS TO ENABLE INTEROPERATION BETWEEN MULTI-MEDIA MESSAGING SERVICE CENTERS	10/996006 11/22/2004	7876766 1/25/2011
Syniverse ICX Corporation	United States	METHOD AND APPARATUS FOR ENABLING CALL ORIGINATOR TO SELECT A NOTIFICATION ON A TELECOMMUNICATIONS DEVICE	11/013625 12/15/2004	7904067 3/8/2011
U.S. PENDING
Syniverse ICX Corporation	United States	SYSTEM AND METHOD FOR PROVIDING COMMERCIAL SERVICES OVER A WIRELESS COMMUNICATION NETWORK	12/272566 11/17/2008
Syniverse ICX Corporation	United States	ADDRESS RECOGNITION DATABASE	10/972388 10/26/2004
Syniverse ICX Corporation	United States	METHOD AND APPARATUS FOR ASSIGNING A VIRTUAL ADDRESS TO AND TEXT- MESSAGING TO MULTIPLE TEXT-CAPABLE DESTINATION ENTITIES	12/140205 6/16/2008

Owner	Country	Title	Application No. Filing Date	Patent No. Issue Date
Syniverse ICX Corporation	United States	MEDIA ASSET MANAGEMENT SYSTEM	11/999092 12/3/2007
Syniverse ICX Corporation	United States	METHOD AND APPARATUS FOR AN EXTENDED***	11/250560 10/13/2005
Syniverse ICX Corporation	United States	METHOD AND APPARATUS FOR MULTI-MEDIA MESSAGING	10/808826 3/24/2004
Syniverse ICX Corporation	United States	CAPABILITY AWARE PERSONAL DATA MAPPING BETWEEN DISPARATE DATA SETS	10/893609 7/16/2004
Syniverse ICX Corporation	United States	METHOD AND APPARATUS TO PERMIT INTERJECTED MESSAGING IN A MULTIMEDIA MESSAGING SYSTEM	11/778613 7/16/2007
Syniverse Technologies, LLC	United States	MOBILE PAYMENT GATEWAY	12/904217 10/14/2010
Syniverse Technologies, LLC	United States	FLEXIBLE TRAFFIC RATING INTERWORKING	11/197198 8/3/2005
Syniverse Technologies, LLC	United States	RE-ROUTING CALLS FROM MOBILE STATIONS CLAIM SET I	12/941179 11/8/2010
Syniverse Technologies, LLC	United States	TOLL FREE DATA	12/970152 12/15/2010
Syniverse Technologies, LLC	United States	RE-ROUTING CALLS FROM MOBILE STATIONS CLAIM SET II	12/941558 11/8/2010
Syniverse Technologies, LLC	United States	FACILITATING TOLL FREE DATA	13/360312 01/27/2012
Syniverse Technologies, LLC	United States	A METHOD AND APPARATUS TO PROVIDE AN ECOSYSTEM FOR MOBILE VIDEO	13/232953 09/14/2011
Syniverse ICX Corporation	United States	NATIONAL MOBILE MESSAGING OPT-OUT REGISTRY SYSTEM AND METHOD	10/556977 5/17/2004
Syniverse Technologies, LLC	PCT	A METHOD AND APPARATUS TO PROVIDE AN ECOSYSTEM FOR MOBILE VIDEO	PCT/US2011/051832 9/15/2011
Syniverse Technologies, LLC	PCT	RE-ROUTING CALLS FROM MOBILE STATIONS (CLAIM SETS I AND II)	PCT/US11/54681 10/04/2011
Syniverse Technologies, LLC	PCT	MOBILE PAYMENT GATEWAY	PCT/US11/54669 10/04/2011
Syniverse Technologies, LLC	PCT	TOLL FREE DATA	PCT/US11/54672 10/04/2011
Syniverse Technologies, LLC	PCT	FACILITATING TOLL FREE DATA	PCT/US2012/023430 02/01/2012

Copyrights

Registration Number / Date:

TX0006294198 / 2005-12-12

Title: Generic message distributor (GMD)

Registration Number / Date:

TX0006294200 / 2005-12-12

Title: Generic message monitor (GMM)

Registration Number / Date:

TX0006294199 / 2005-12-12

Title: Generic message monitor (GMM)

Registration Number / Date:

TX0006294197 / 2005-12-12

Title: GSM authentication center (AUC)

Registration Number / Date:

TX0006294202 / 2005-12-12

Title: Mobile application part (map-apt)

Registration Number / Date:

TX0006294201 / 2005-12-12

Title Provisioning system (enforce)

Registration Number / Date:

TX0005782265 / 2002-06-12

Title: Visibility call processor.

Registration Number / Date:

TX0006008467 / 2002-06-12

Title: Access.

Registration Number / Date:

TX0006008474 / 2002-06-12

Title: Access S&E.

Registration Number / Date:

TX0005547691 / 2002-06-12

Title: ACCESSibility.

Registration Number / Date:

TX0005547693 / 2002-06-12

Title: Arms.

Registration Number / Date:

TX0005547692 / 2002-06-12

Title: Crossroads.

Registration Number / Date:

TX0006008468 / 2002-06-12

Title: DataNet ANSI-41.

Registration Number / Date:

TX0006008471 / 2002-06-12

Title: DataNet GSM.

Registration Number / Date:

TX0006008470 / 2002-06-12

Title: Encrypt a key : Key management center.

Registration Number / Date:

TX0005598345 / 2002-08-29

Title: Event Manager.

Registration Number / Date:

TX0006008472 / 2002-06-12

Title: Fleet-on-trak.

Registration Number / Date:

TX0006008466 / 2002-06-12

Title: FMR.

Registration Number / Date:

TX0005548003 / 2002-06-12

Title: Fraud interceptor.

Registration Number / Date:

TX0005782270 / 2002-06-12

Title: FraudInterceptor.

Registration Number / Date:

TX0005782266 / 2002-06-12

Title: FraudManager.

Registration Number / Date:

TX0005782263 / 2002-06-12

Title: FraudManager and FMR Plus.

Registration Number / Date:

TX0006008469 / 2002-06-12

Title: FraudX GUI.

Registration Number / Date:

TX0006008473 / 2002-06-12

Title: FraudX server.

Registration Number / Date:

TX0005782268 / 2002-06-12

Title: FRM Plus.

Registration Number / Date:

TX0005782267 / 2002-06-12

Title: ICE.

Registration Number / Date:

TX0005782271 / 2002-06-12

Title: Message Manager.

Registration Number / Date:

TX0005782264 / 2002-06-12

Title: Prepaid.

Registration Number / Date:

TX0005782269 / 2002-06-12

Title: Rev C call processor.

Registration Number / Date:

TX0005782272 / 2002-06-12

Title: StatChek.

Registration Number / Date:

TX0005548004 / 2002-06-12

Title: Streamliner.

Registration Number / Date:

TX0005548005 / 2002-06-12

Title: [Transaction manager]

Registration Number / Date:

TX0003666067 / 1993

Title: ACCESS PowerPack service: An idea whose time has come for carriers still losing revenue out the 30-day aging window.

Registration Number / Date:

TX0003538216 / 1993

Title: ACCESSibility database service: introducing a quick answer for roamer departments tied up with information requests.

Registration Number / Date:

TX0003666066 / 1993

Title: Cell-U-Rator message rating service: Finally, a time-efficient call rating system with the power to turn rejects into revenue.

Registration Number / Date:

TX0003538215 / 1993

Title: CloneDetector system: it’s alarming what clone fraud can do to customer relations.

Registration Number / Date:

TX0003738818 / 1993

Title: DASH system: selling the equipment is only half the sale.

Registration Number / Date:

TX0003677714 / 1993

Title: DataFlash financial system: Run the fastest numbers in the business.

Registration Number / Date:

TX0003666069 / 1993

Title: Follow Me Roaming Plus service: Introducing the seamless call delivery service that’s bound to get a great reception from your subscribers.

Registration Number / Date:

TX0003738817 / 1993

Title: Follow Me Roaming service: now you can get more mileage out of your roaming business.

Registration Number / Date:

TX0003538218 / 1993

Title: FraudManager service: finally, a service that does justice to cellular fraud.

Registration Number / Date:

TX0003556357 / 1993

Title: GTE’s affordable new customer positive file service hits home with smaller carriers.

Registration Number / Date:

TX0003538210 / 1993

Title: Guidelines roaming system: roaming is easier with the right guidance.

Registration Number / Date:

TX0003809850 / 1993

Title: Increasing your cellular phone sales is a matter of time.

Registration Number / Date:

TX0003538219 / 1993

Title: INLink intelligent network smooths out the wrinkles in seamless roaming.

Registration Number / Date:

TX0003538211 / 1993

Title: INLink intelligent network: the seamless environment is changing the fabric of the cellular industry.

Registration Number / Date:

TX0003538213 / 1993

Title: NetAlert real-time analysis system pinpoints multiple problems from a single checkpoint.

Registration Number / Date:

TX0003538212 / 1993

Title: NetAlert system: introducing our most alarming breakthrough ever

Registration Number / Date:

TX0003666063 / 1993

Title: Phone Me Anywhere Plus service: Introducing the seamless call delivery service that’s bound to get a great reception from your subscribers.

Registration Number / Date:

TX0003666064 / 1993

Title: Phone Me Anywhere service: Now you can get more mileage out of your roaming business.

Registration Number / Date:

TX0003538214 / 1993

Title: Positive Validation Service (PVS): take your first positive step against fraud.

Registration Number / Date:

TX0003666065 / 1993

Title: StatChek service links ESN check to carriers’ activation systems

Registration Number / Date:

TX0003738816 / 1993

Title: Streamliner: a streamlined approach to managing your corporate account program.

Registration Number / Date:

TX0003809849 / 1993

Title: Time-tested roamer administration services that put you in control: ACCESS settlement and exchange services.

Registration Number / Date:

TX0003666090 / 1993

Title: TransAction Manager system

Registration Number / Date:

TX0003538217 / 1993

Title: TransAction Manager system speeds decision-making with intelligent data handling.

Registration Number / Date:

TX0003666062 / 1992

Title: Here’s why IS-41 is important to you.

Registration Number / Date:

TX0003738819 / 1992

Title: New STREAMLINER system further increases corporate account management efficiency.

Registration Number / Date:

TX0003666061 / 1991

Title: Phone Me Anywhere

Registration Number / Date:

TX0003666068 / 1990

Title: Follow Me Roaming

Domain Names

Owner	Domain Name	Expiration Date
Syniverse Technologies, LLC	advancedmessaginghub.com	1/7/2013
Syniverse Technologies, LLC	businessintelligencewave.com	10/7/2012
Syniverse Technologies, LLC	ciniverse.com	2/20/2014
Syniverse Technologies, LLC	cyniverse.com	2/20/2014
Syniverse Technologies, LLC	dataclearing.com	7/10/2012
Syniverse Technologies, LLC	dialingcodestore.com	8/21/2012
Syniverse Technologies, LLC	globalmobileroamingindex.com	1/7/2013
Syniverse Technologies, LLC	globalmobileroamingindex.net	7/11/2012
Syniverse Technologies, LLC	globalroamingindex.com	1/7/2013
Syniverse Technologies, LLC	globalroamingindex.net	7/11/2012
Syniverse Technologies, LLC	gxmms.com	3/6/2013
Syniverse Technologies, LLC	imakemobilework.com	6/25/2012
Syniverse Technologies, LLC	ipmessagingcenter.com	9/27/2012
Syniverse Technologies, LLC	joinourhub.com	8/26/2012
Syniverse Technologies, LLC	jointhehub.com	8/26/2012
Syniverse Technologies, LLC	lightsurf.com	9/10/2012
Syniverse Technologies, LLC	lightsurf.net	11/8/2012
Syniverse Technologies, LLC	syniverse.xxx	1/5/2013
Syniverse Technologies, LLC	lightsurfsucks.com	6/20/2012
Syniverse Technologies, LLC	mediainterexchange.com	2/18/2013
Syniverse Technologies, LLC	mediainterexchange.mobi	2/18/2013

Owner	Domain Name	Expiration Date
Syniverse Technologies, LLC	mediainterexchange.net	2/18/2013
Syniverse Technologies, LLC	mediaix.com	2/18/2013
Syniverse Technologies, LLC	mediaix.mobi	2/18/2013
Syniverse Technologies, LLC	mediaix.net	2/18/2013
Syniverse Technologies, LLC	messagingwave.com	10/7/2012
Syniverse Technologies, LLC	mmsig.com	10/21/2012
Syniverse Technologies, LLC	mobilemarketingwave.com	10/7/2012
Syniverse Technologies, LLC	mobilemessaginginsight.com	3/16/2013
Syniverse Technologies, LLC	mthing.com	8/16/2012
Syniverse Technologies, LLC	mthing.net	8/16/2012
Syniverse Technologies, LLC	multiserviceshub.com	10/15/2012
Syniverse Technologies, LLC	openconnectivity.com	7/10/2012
Syniverse Technologies, LLC	operatorems.com	1/7/2013
Syniverse Technologies, LLC	picture-mail.com	12/9/2012
Syniverse Technologies, LLC	picturemail.com	3/4/2013
Syniverse Technologies, LLC	pictureshare.com	10/20/2012
Syniverse Technologies, LLC	picturesmail.com	3/4/2013
Syniverse Technologies, LLC	picturesmail.net	10/6/2012
Syniverse Technologies, LLC	picturesmail.org	10/6/2012
Syniverse Technologies, LLC	plspictures.com	8/19/2012
Syniverse Technologies, LLC	roam-monitor.com	9/27/2012
Syniverse Technologies, LLC	roamactive.com	8/26/2012
Syniverse Technologies, LLC	roamadvisory.com	9/27/2012
Syniverse Technologies, LLC	roaminghubservices.com	3/19/2013
Syniverse Technologies, LLC	roamproactive.com	8/26/2012
Syniverse Technologies, LLC	roamwave.net	10/7/2012
Syniverse Technologies, LLC	smartpicture.com	11/15/2012
Syniverse Technologies, LLC	smartpicture.net	11/15/2012
Syniverse Technologies, LLC	smartpicture.org	9/3/2012
Syniverse Technologies, LLC	syniversetechnologies.mobi	5/11/2012
Syniverse Technologies, LLC	syniversetechnologies.xxx	1/5/2013

Owner	Domain Name	Expiration Date
Syniverse Technologies, LLC	svrgw.com	5/19/2012
Syniverse Technologies, LLC	syniverse.biz	1/13/2014
Syniverse Technologies, LLC	syniverse.com	12/3/2013
Syniverse Technologies, LLC	syniverse.info	1/16/2014
Syniverse Technologies, LLC	syniverse.net	1/13/2014
Syniverse Technologies, LLC	syniverse.org	1/16/2014
Syniverse Technologies, LLC	syniversechat.com	1/7/2013
Syniverse Technologies, LLC	syniversecomm.com	6/12/2012
Syniverse Technologies, LLC	syniversegri.com	1/7/2013
Syniverse Technologies, LLC	syniversegri.net	7/11/2012
Syniverse Technologies, LLC	syniversegrindex.com	4/30/2013
Syniverse Technologies, LLC	syniversehubs.com	3/19/2013
Syniverse Technologies, LLC	syniverseim.com	1/7/2013
Syniverse Technologies, LLC	syniversemix.com	4/25/2013
Syniverse Technologies, LLC	syniversemmi.com	3/16/2013
Syniverse Technologies, LLC	syniversemore.com	3/19/2013
Syniverse Technologies, LLC	syniversenext.com	1/7/2013
Syniverse Technologies, LLC	syniverseroaming.com	3/19/2013
Syniverse Technologies, LLC	syniverseroaminghub.com	3/19/2013
Syniverse Technologies, LLC	syniversetext.com	1/7/2013
Syniverse Technologies, LLC	syniversewave.com	10/7/2012
Syniverse Technologies, LLC	teamunimobile.com	3/26/2013
Syniverse Technologies, LLC	themthing.com	8/16/2012
Syniverse Technologies, LLC	umobl.com	4/19/2013
Syniverse Technologies, LLC	unimedia.net	2/18/2013
Syniverse Technologies, LLC	unimobile.com	1/20/2013
Syniverse Technologies, LLC	unimobile.org	11/16/2012
Syniverse Technologies, LLC	virtualtwin.com	1/24/2013
Syniverse Technologies, LLC	wavebi.com	10/7/2012
Syniverse Technologies, LLC	wavemobilemarketing.com	10/7/2012
Syniverse Technologies, LLC	waveroam.com	10/7/2012

Owner	Domain Name	Expiration Date
Syniverse Technologies, LLC	waveroaming.com	10/7/2012
Syniverse Technologies, LLC	wavesyniverse.com	10/7/2012
Syniverse Technologies, LLC	wemakemobilework.com	1/28/2013
Syniverse Technologies, LLC	wireless-video.com	11/11/2012
Syniverse Technologies, LLC	wireless-video.org	10/6/2012
Syniverse Technologies, LLC	wirelessphoto.com	7/19/2012
Syniverse Technologies, LLC	wirelessphoto.net	7/19/2012
Syniverse Technologies, LLC	wirelessphoto.org	6/7/2012
Syniverse Technologies, LLC	wirelesspicture.com	4/20/2013
Syniverse Technologies, LLC	themobiletransformation.biz	9/11/2012
Syniverse Technologies, LLC	themobiletransformation.co	9/11/2012
Syniverse Technologies, LLC	wirelessvideo.com	11/11/2012
Syniverse Technologies, LLC	wirelessvideo.net	12/3/2012
Syniverse Technologies, LLC	themobiletransformation.com	9/12/2012
Syniverse Technologies, LLC	alert.mobi	5/11/2012
Syniverse Technologies, LLC	amber.mobi	5/11/2012
Syniverse Technologies, LLC	amberalert.mobi	5/11/2012
Syniverse Technologies, LLC	imakemobilework.co	7/20/2012
Syniverse Technologies, LLC	lightsurf.ws	8/9/2012
Syniverse Technologies, LLC	svr.mobi	5/11/2012
Syniverse Technologies, LLC	syniverse.co	7/19/2012
Syniverse Technologies, LLC	syniverse.mobi	5/11/2012
Syniverse Technologies, LLC	syniversetechnologies.mobi	5/11/2012
Syniverse Technologies, LLC	unitedclearing.com	3/5/2013
Syniverse Technologies, LLC	unitedclearing.mobi	5/22/2012
Syniverse Technologies, LLC	unitedclearing.net	3/5/2013
Syniverse Technologies, LLC	unitedclearing.org	1/29/2013
Syniverse Technologies, LLC	wemakemobilework.co	7/20/2012
Syniverse Technologies, LLC	themobiletransformation.info	9/12/2012
Syniverse Technologies, LLC	npindia.co.in	6/4/2012
Syniverse Technologies, LLC	npindia.in	6/4/2012

Owner	Domain Name	Expiration Date
Syniverse Technologies, LLC	syniverse.co.in	6/22/2013
Syniverse Technologies, LLC	syniverse.com.hk	11/7/2013
Syniverse Technologies, LLC	syniverse.hk	9/19/2013
Syniverse Technologies, LLC	mobilemessaging.is	10/19/2012
Syniverse Technologies, LLC	syniverse.is	10/18/2012
Syniverse Technologies, LLC	thesmsgateway.is	10/18/2012
Syniverse Technologies, LLC	Roaming.is	10/18/2012
Syniverse Technologies, LLC	Messaging.is	10/19/2012
Syniverse Technologies, LLC	Smsgateway.is	10/19/2012
Syniverse Technologies, LLC	Lte.is	10/19/2012
Syniverse Technologies, LLC	MAKINGMOBILEWORK.IS	10/19/2012
Syniverse Technologies, LLC	Marketofone.co	1/24/2013
Syniverse Technologies, LLC	Marketofone.info	1/25/2013
Syniverse Technologies, LLC	MARKETOFONE.IS	1/25/2013
Syniverse Technologies, LLC	marketofone.me	1/25/2013
Syniverse Technologies, LLC	marketofone.mobi	1/25/2013
Syniverse Technologies, LLC	marketofone.org	1/25/2013
Syniverse Technologies, LLC	MNP2.ORG.UK	5/9/2013
Syniverse Technologies, LLC	marketofone.us	1/24/2013
Syniverse Technologies, LLC	THEMOBILETRANSFORMATION.IS	9/14/2012
Syniverse Technologies, LLC	themobiletransformation.net	9/12/2012
Syniverse Technologies, LLC	themobiletransformation.org	9/12/2012
Syniverse Technologies, LLC	themobiletransformation.us	9/11/2012

Schedule IV to the

Security Agreement

COMMERCIAL TORT CLAIMS

None.

Schedule V to the

Security Agreement

LETTERS OF CREDIT

None.

Schedules to

Syniverse Security Agreement

Exhibit A to the

Security Agreement

FORM OF SECURITY AGREEMENT SUPPLEMENT

[Date of Security Agreement Supplement]

Barclays Bank PLC,

as the Administrative Agent for the Secured Parties referred to in the Credit Agreement referred to below

Attn:

[Syniverse Holdings, Inc.]

Ladies and Gentlemen:

Reference is made to (i) the Credit Agreement dated as of April 23, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Syniverse Holdings, Inc., a Delaware corporation, as the Borrower, Buccaneer Holdings, Inc., a Delaware corporation (“Holdings”), the Lenders party thereto, Barclays Bank PLC, as the Swing Line Lender, an L/C Issuer and the Administrative Agent (together with any successor administrative agent, the “Administrative Agent”), and the Lenders party thereto, and (ii) the Security Agreement dated April 23, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) made by the Grantors from time to time party thereto in favor of the Administrative Agent for the Secured Parties. Terms defined in the Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement (and in the event of a conflict, the applicable definition shall be the one given to such term in the Security Agreement).

SECTION 1. Grant of Security. The undersigned hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in, all of its right, title and interest in and to all of the Collateral of the undersigned (including all Accounts, cash and Cash Equivalents, Chattel Paper, Commercial Tort Claims set forth on Schedule IV of this Security Agreement Supplement, Deposit Accounts, Documents, Equipment, Fixtures (subject to Section 23 of the Security Agreement), General Intangibles, Goods, Instruments, Inventory, Letter-of-Credit Rights, Financial Assets, Pledged Debt and Pledged Interests), except for any Excluded Property and subject to the Perfection Exceptions, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement.

Form of Syniverse

Security Agreement Supplement

SECTION 2. Security for Obligations. The grant of a security interest in, the Collateral by the undersigned under this Security Agreement Supplement and the Security

Form of Syniverse

Security Agreement Supplement

2

Agreement secures the payment of all Secured Obligations of the undersigned now or hereafter existing under or in respect of the Secured Documents (as such Secured Documents may be amended, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time (including any increases of the principal amount outstanding thereunder)). Without limiting the generality of the foregoing, this Security Agreement Supplement and the Security Agreement secures the payment of all amounts that constitute part of the Secured Obligations that would be owed by the Grantor to any Secured Party under the Secured Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, or reorganization or similar proceeding involving a Loan Party.

SECTION 3. Supplements to Security Agreement Schedules. The undersigned has attached hereto supplemental Schedules I through IV to Schedules I through IV, respectively, to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security Agreement and are complete and correct in all material respects.

SECTION 4. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 6 of the Security Agreement with respect to itself (as supplemented by the attached supplemental schedules) as of the date hereof.

SECTION 5. Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an “Additional Grantor” or a “Grantor” shall also mean and be a reference to the undersigned and that each reference to the “Collateral” or any part thereof shall also mean and be a reference to the undersigned’s Collateral or part thereof, as the case may be.

SECTION 6. Governing Law; Jurisdiction; Etc. (a) THIS SECURITY AGREEMENT SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

(b) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS SECURITY AGREEMENT SUPPLEMENT TO THE EXCLUSIVE GENERAL JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK FOR THE COUNTY OF NEW YORK (THE “NEW YORK SUPREME COURT”), AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (THE “FEDERAL DISTRICT COURT,” AND TOGETHER WITH THE NEW YORK SUPREME COURT, THE “NEW YORK COURTS”) AND APPELLATE COURTS FROM EITHER OF THEM; PROVIDED THAT NOTHING IN THIS SECURITY AGREEMENT SUPPLEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE (I) THE ADMINISTRATIVE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS (IN WHICH CASE ANY PARTY SHALL BE ENTITLED TO ASSERT ANY CLAIM OR DEFENSE, INCLUDING ANY CLAIM OR DEFENSE THAT THIS SECTION 6 WOULD OTHERWISE REQUIRE TO BE ASSERTED IN A LEGAL ACTION OR PROCEEDING IN A NEW YORK COURT), OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE ADMINISTRATIVE AGENT, (II) ANY PARTY FROM BRINGING ANY LEGAL ACTION OR PROCEEDING IN ANY JURISDICTION FOR THE RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT AND (III) IF ALL SUCH NEW YORK COURTS DECLINE JURISDICTION OVER ANY PERSON, OR DECLINE (OR IN THE CASE OF THE FEDERAL DISTRICT COURT, LACK) JURISDICTION OVER ANY SUBJECT MATTER OF SUCH ACTION OR PROCEEDING, A LEGAL ACTION OR PROCEEDING MAY BE BROUGHT WITH RESPECT THERETO IN ANOTHER COURT HAVING JURISDICTION.

(c) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT SUPPLEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 19 OF THE SECURITY AGREEMENT. NOTHING IN THIS SECURITY AGREEMENT SUPPLEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e) EACH PARTY TO THIS SECURITY AGREEMENT SUPPLEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS SECURITY AGREEMENT SUPPLEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS SECURITY AGREEMENT SUPPLEMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS SECURITY AGREEMENT SUPPLEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 6(e) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Form of Syniverse

Security Agreement Supplement

3

Very truly yours,

[NAME OF ADDITIONAL GRANTOR]

By
Title:

Address for notices:

Form of Syniverse

Security Agreement Supplement

4

Exhibit B-1 to the

Security Agreement

FORM OF GRANT OF SECURITY INTEREST IN COPYRIGHTS

This GRANT OF SECURITY INTEREST IN COPYRIGHTS (this “Agreement”), dated as of April [•], 2012, is made by [•], a [•] corporation (the “Grantor”), in favor of BARCLAYS BANK PLC, as administrative agent (in such capacity, together with any successor administrative agent, the “Agent”) for the Secured Parties (as defined in the Credit Agreement, dated as of April 23, 2012 (as amended, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time, the “Credit Agreement”), among SYNIVERSE HOLDINGS, INC. (the “Borrower”), BUCCANEER HOLDINGS, INC., CREDIT SUISSE SECURITIES (USA) LLC, DEUTSCHE BANK SECURITIES INC., the Agent and the Lenders).

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make Loans to the Borrower subject to the terms and conditions set forth therein; and

WHEREAS, in connection with the Credit Agreement, the Grantor executed and delivered a Security Agreement, dated as of April 23, 2012, in favor of the Agent (as it may be amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, the Grantor granted to the Agent, for the benefit of the Secured Parties, a security interest in all of its Intellectual Property Collateral, including the Copyright Collateral (as defined below); and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Loans and other financial accommodations to the Borrower pursuant to the Credit Agreement, the Grantor agrees, for the benefit of the Secured Parties, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Credit Agreement or the Security Agreement, as the case may be.

SECTION 2. Grant of Security Interest. The Grantor hereby grants, for the benefit of the Secured Parties, a security interest in such Grantor’s right, title and interest in and to all of the following (the “Copyright Collateral”), whether now owned or hereafter acquired by such Grantor and whether now or hereafter existing or arising, as collateral security for the payment of all Obligations of such Grantor.

(i) all Copyrights, including, without limitation, those items listed on Schedule I hereto;

(ii) all exclusive Copyright licenses to which such Grantor, now or hereafter, is a party;

Form of Grant of Security Interest in Copyrights

(iii) any claims for damages and injunctive relief for past, present and future infringement, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(iv) all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and Supporting Obligations relating to, any and all of the foregoing.

SECTION 3. Purpose. This Agreement has been executed and delivered by the Grantor for the purpose of recording the grant of security interest with the United States Copyright Office. This Agreement is expressly subject to the terms and conditions of the Security Agreement. The Security Agreement (and all rights and remedies of the Secured Parties thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Parties with respect to the security interest in the Copyright Collateral are more fully set forth the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 5. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same original.

***

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

Form of Grant of Security Interest in Copyrights	Syniverse Security Agreement

Exhibit B-1 to the

Security Agreement

IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

[GRANTOR]

By:
Name:
Title:

Form of Grant of Security Interest in Copyrights

SCHEDULE I

Copyrights

Grantor	Reg. No.	Issue Date	Title of Work

Exclusive Copyright Licenses

[Include complete legal description of agreement (name of agreement, parties, and date)]

Form of Grant of Security Interest in Copyrights

Exhibit B-2 to the

Security Agreement

FORM OF NOTICE AND CONFIRMATION OF

GRANT OF SECURITY INTEREST IN PATENTS

This NOTICE AND CONFIRMATION OF GRANT OF SECURITY INTEREST IN PATENTS (the “Agreement”), dated as of April [•], 2012, is made by [•], a [•] corporation (the “Grantor”), in favor of BARCLAYS BANK PLC, as administrative agent (in such capacity, together with any successor administrative agent, the “Agent”) for the Secured Parties (as defined in the Credit Agreement, dated as of April 23, 2012 (as amended, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time, the “Credit Agreement”), among SYNIVERSE HOLDINGS, INC. (the “Borrower”), BUCCANEER HOLDINGS, INC., CREDIT SUISSE SECURITIES (USA) LLC, DEUTSCHE BANK SECURITIES INC., the Agent and the Lenders).

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make the Loans to the Borrower subject to the terms and conditions set forth therein; and

WHEREAS, in connection with the Credit Agreement, the Grantor executed and delivered a Security Agreement, dated as of April 23, 2012, in favor of the Agent as it may be amended and restated, supplemented or otherwise modified from time, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, the Grantor granted to the Agent, for the benefit of the Secured Parties, a security interest in all of its Intellectual Property Collateral, including the Patent Collateral (as defined below); and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Loans and other financial accommodations to the Borrowers pursuant to the Credit Agreement, the Grantor agrees, for the ratable benefit of the Secured Parties, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Credit Agreement or the Security Agreement, as the case may be.

SECTION 2. Confirmation of Grant of Security Interest. The Grantor hereby confirms that, pursuant to the Security Agreement it granted to the Agent, for the benefit of the Secured Parties, a security interest in such Grantor’s right, title and interest in and to all of the following (the “Patent Collateral”), whether now owned or hereafter acquired by such Grantor and whether now or hereafter existing or arising, as collateral security for the payment of all Obligations of such Grantor.

(i) all Patents, including, without limitation, those items listed on Schedule I hereto;

Form of Notice and Confirmation of Grant of Security Interest in Patents

(ii) any claims for damages and injunctive relief for past, present and future infringement, violation, or misuse with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(iii) all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and Supporting Obligations relating to, any and all of the foregoing.

SECTION 3. Purpose. This Agreement has been executed and delivered by the Grantor for the purpose of recording the grant of security interest with the United States Patent and Trademark Office. This Agreement is expressly subject to the terms and conditions of the Security Agreement. The Security Agreement (and all rights and remedies of the Secured Parties thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Parties with respect to the security interest in the Patent Collateral are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 5. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same original.

* * *

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

Form of Notice and Confirmation of Grant of Security Interest in Patents

IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

[GRANTOR]

By:
Name:
Title:

Form of Notice and Confirmation of Grant of Security Interest in Patents

SCHEDULE I

Patents

Grantor	Patent Title	Applic. No.	Filing Date	Patent No.	Issue Date

Form of Notice and Confirmation of Grant of Security Interest in Patents

Exhibit B-3 to the

Security Agreement

FORM OF NOTICE AND CONFIRMATION OF GRANT OF SECURITY

INTEREST IN TRADEMARKS

This NOTICE AND CONFIRMATION OF GRANT OF SECURITY INTEREST IN TRADEMARKS (this “Agreement”), dated as of April [•], 2012, is made by [•], a [•] corporation (the “Grantor”), in favor of BARCLAYS BANK PLC, as administrative agent (in such capacity, together with any successor administrative agent, the “Agent”) for the Secured Parties (as defined in the Credit Agreement, dated as of April 23, 2012 (as amended, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time, the “Credit Agreement”), among SYNIVERSE HOLDINGS, INC. (the “Borrower”), BUCCANEER HOLDINGS, INC., CREDIT SUISSE SECURITIES (USA) LLC, DEUTSCHE BANK SECURITIES INC., the Agent and the Lenders).

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make the Loans to the Borrower subject to the terms and conditions set forth therein; and

WHEREAS, in connection with the Credit Agreement, the Grantor executed and delivered a Security Agreement, dated as of April 23, 2012, in favor of the Agent (as it may be amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, the Grantor granted to the Agent, for the benefit of the Secured Parties, a security interest in all of its Intellectual Property Collateral, including the Trademark Collateral (as defined below); and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Loans and other financial accommodations to the Borrower pursuant to the Credit Agreement, the Grantor agrees, for the ratable benefit of the Secured Parties, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Credit Agreement or the Security Agreement, as the case may be.

SECTION 2. Confirmation of Grant of Security Interest. The Grantor hereby confirms that pursuant to the Security Agreement it granted to the Agent, for the benefit of the Secured Parties, a security interest in such Grantor’s right, title and interest in and to all of the following (the “Trademark Collateral”), whether now owned or hereafter acquired by such Grantor and whether now or hereafter existing or arising, as collateral security for the payment of all Obligations of such Grantor.

(i) all Trademarks, including, without limitation, those items listed on Schedule I hereto;

Form of Notice and Confirmation of Grant of Security Interest in Trademarks

(ii) any claims for damages and injunctive relief for past, present and future infringement, dilution, violation or misuse with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(iii) all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and Supporting Obligations relating to, any and all of the foregoing.

SECTION 3. Purpose. This Agreement has been executed and delivered by the Grantor for the purpose of recording the grant of security interest with the United States Patent and Trademark Office. This Agreement is expressly subject to the terms and conditions of the Security Agreement. The Security Agreement (and all rights and remedies of the Secured Parties thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Parties with respect to the security interest in the Trademark Collateral are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 5. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same original.

* * *

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

Form of Notice and Confirmation of Grant of Security Interest in Trademarks

IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

[GRANTOR]

By:
Name:
Title:

Form of Notice and Confirmation of Grant of Security Interest in Trademarks

SCHEDULE I

Trademarks

Grantor	Mark	Applic. No.	Filing Date	Reg. No.	Issue Date

Form of Notice and Confirmation of Grant of Security Interest in Trademarks